Exhibit 10.10

SUPPLEMENTAL AGREEMENT NO. 5 to

PURCHASE AGREEMENT NUMBER 04761

between

THE BOEING COMPANY

and

United Airlines, Inc.

relating to

Boeing Model 737 MAX Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 5 (SA-5) is entered into as of February 26, 2021 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);

WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04761 dated as of the 15th day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 737 MAX aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement; and

WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement regarding the following matters without duplication of any consideration being provided to Customer to:

(i)	Amend the Purchase Agreement to incorporate all Customer Configuration Changes for 737-*** Aircraft including the revision of Table 1 and Exhibit A for the 737-*** Aircraft;

(ii)	***scheduled delivery of 737-*** Aircraft and specify the scheduled delivery *** to be used ***;

(iii)	*** 737-*** Aircraft *** 737-*** Aircraft;

(iv)	Extend applicability of *** 737-*** aircraft

(v)	Provide Customer with certain *** in respect of the *** 737-***; Specify *** consideration applicable to the 737-*** Aircraft;

(vi)	Identify open matters relating to the 737-*** Aircraft; and

(vii)	Add letter addressing Seller Purchased Equipment elements to the Purchase Agreement.

UAL-PA-04761	SA-5, Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

WHEREAS, Boeing and Customer agree to (i) add 737-9 Aircraft to the Open Configuration Matters letter; (ii) *** 737-*** Aircraft *** 737-*** Aircraft ; and (iii) revise the Special Matters Letter as a result of such *** as follows:

	Manufacturer Serial Number*	737-*** Aircraft ***	737-*** Aircraft ***
***	***	***	***

* Manufacturer Serial Numbers are subject to change

WHEREAS, Boeing and Customer agree to terms under which rights in *** Aircraft will be *** by Customer including the *** into 737-*** Aircraft and ***.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-5”).

2.	Tables.

2.1.          The Table 1 titled “737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-5”) to reflect the accepted Customer Configuration Changes.

2.2.          A new Table 1 titled “737-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-5”) is added to the Purchase Agreement to incorporate ***.

2.3.          A new Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-5”) is added to the Purchase Agreement to incorporate Customer’s *** Aircraft and *** Aircraft.

2.4.          A new Table 1 titled “737-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-5”) is added to the Purchase Agreement to incorporate the *** Aircraft to reflect Customer’s purchase of 737-*** Aircraft ***.

2.5.          The Table 1 titled “737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-5”) to:

***

2.6.          A new Table 2 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-5”) is added to the Purchase Agreement to add *** 737-*** Aircraft pursuant to the terms of Letter Agreement UAL-PA-04761-LA-2100136 titled “Open Matters Relating to *** Model 737-*** Aircraft”. On or before ***, in accordance with Section 3 of Letter Agreement UAL-PA-04761-LA-2100136, a new Table 1 applicable to the *** 737-*** Aircraft will replace Table 2 to provide *** of each *** 737-*** Aircraft.

UAL-PA-04761	SA-5, Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.	Exhibits.

3.1.          Exhibit A titled “737-8 Aircraft Configuration” is deleted in its entirety and replaced with the attached similarly titled Exhibit A (identified by “SA-5”) to reflect the Customer Configuration Changes for the 737-8 Aircraft.

3.2.          Exhibit A titled “737-10 *** Aircraft Configuration” is added to the Purchase Agreement (identified by “SA-5”) to reflect addition of *** 737-10 aircraft configuration to the Purchase Agreement.

4.	Letter Agreements.

4.1.          Letter Agreement No. UAL-PA-04761-LA-l801465R1 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-l801465R2 titled “Open Matters 737-9 and 737-10 Aircraft” (identified by “SA-5”) to (i) close out configuration matters for the 737-8 Aircraft and (ii) add the 737-9 Aircraft to the letter to ***.

4.2.          Letter Agreement No. UAL-PA-04761-LA-1801466 titled “Seller Purchased Equipment” (SPE) (identified by “SA-5”) is added to the Purchase Agreement to identify elements such as the following regarding SPE:

(i)	Responsibilities regarding SPE,

(ii)	Configuration requirements,

(iii)	***

(iv)	***

(v)	Proprietary rights,

(vi)	Remedies,

(vii)	Risk of loss, and

(viii)	Indemnification requirements,

4.3.          Letter Agreement No. UAL-PA-04761-LA-1801467R2 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-l801467R3 titled “Special Matters – 737 MAX Aircraft” (identified by “SA-5”) ***.

4.4.          Letter Agreement No. UAL-PA-04761-LA-l801469 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-l801469R1 titled “***” (identified by “SA-5”) to extend applicability of this letter agreement to *** 737-*** aircraft.

4.5.          Letter Agreement No. UAL-PA-04761-LA-1807022R3 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-1807022R4 titled “*** Aircraft – 737-10” (identified by “SA-5”) to reflect Customer’s *** Aircraft.

UAL-PA-04761	SA-5, Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.6.          Letter Agreement No. UAL-PA-04761-LA-2100095 titled “*** Matters for the 737-***” (identified by “SA-5”) is added to the Purchase Agreement to specify *** consideration applicable to the 737-*** Aircraft.

4.7.          Letter Agreement No. UAL-PA-04761-LA-2100096 titled “Certain Special Matters for the 737-*** Aircraft” (identified by “SA-5”) is added to the Purchase Agreement to specify *** considerations applicable to the 737-*** Aircraft.

4.8.          Letter Agreement No. UAL-PA-04761-LA-2100136 titled “Open Matters Relating to *** Model 737-*** Aircraft” (identified by “SA-5”) is added to the Purchase Agreement to specify configuration considerations applicable to the 737-*** Aircraft.

4.9.          Letter Agreement No. UAL-PA-04761-LA-2100718 titled “Special Matters Relating to *** 737-9 Aircraft” (identified by “SA-5”) is added to the Purchase Agreement to specify considerations applicable to the *** 737-9 Aircraft.

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

The rest of the page is intentionally blank. Signature page follows.

UAL-PA-04761	SA-5, Page 4

BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-04761	SA-5, Page 5

BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-5
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-5
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-5
1.	737- *** Aircraft Delivery, Description, Price and ***	SA-5
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-5
2.	737-*** Aircraft Delivery, Description, Price and ***	SA-5

EXHIBITS		SA NUMBER
A	737-8 Aircraft Configuration	SA-5
A	737-9 Aircraft Configuration	SA-1
A	737-10 *** Aircraft Configuration	SA-5
A	737-10 Aircraft Configuration	SA-2
B.	Aircraft Delivery Requirements and Responsibilities

UAL-PA-04761	Table of Contents, Page 1 of 4	SA-5

BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	***/Airframe and *** Features for the 737MAX Aircraft
BFE1.	BFE Variables 737-8 Aircraft	SA-2
BFE1.	BFE Variables 737-9 Aircraft	SA-1
BFE1.	BFE Variables 737-10 Aircraft	SA-2
EE1.	Engine Warranty and ***
SLP1.	Service Life Policy Components
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1801463R2	*** Matters	SA-4
UAL-PA-04761-LA-1801464	Demonstration Flight Waiver
UAL-PA-04761-LA-1801465R2	Open Matters 737-9 and 737-10 Aircraft	SA-5
UAL-PA-04761-LA-1801466	Seller Purchased Equipment	SA-5
UAL-PA-04761-LA-1801467R3	Special Matters – 737 MAX Aircraft	SA-5
UAL-PA-04761-LA-1801468	***
UAL-PA-04761-LA-1801469R1	***	SA-5
UAL-PA-04761-LA-1801470	Privileged and Confidential Matters
UAL-PA-04761-LA-1801471	AGTA Matters
UAL-PA-04761-LA-1801472	Assignment Matters
UAL-PA-04761-LA-1801473	737-10 Aircraft ***
UAL-PA-04761-LA-1801474	*** for the 737-10 Aircraft
UAL-PA-04761-LA-1801475	Loading of Customer Software
UAL-PA-04761-LA-1801476	Installation of Cabin Systems Equipment
UAL-PA-04761-LA-1801477	Special Customer Support Matters
UAL-PA-04761-LA-1801478	Delivery *** Matters
UAL-PA-04761-LA-1807022R4	*** Aircraft – 737-***	SA-5

UAL-PA-04761	Table of Contents, Page 2 of 4	SA-5

BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1807420	737-9 Aircraft Model ***	SA-1
UAL-PA-04761-LA-1807490R1	737-8 Aircraft and 737-9 Aircraft *** Program	SA-2
UAL-PA-04761-LA-2001831R1	Certain Special Matters	SA-4
UAL-PA-04761-LA-2100095	*** Matters for the 737-*** Aircraft	SA-5
UAL-PA-04761-LA-2100096	Certain Special Matters for the 737-*** Aircraft	SA-5
UAL-PA-04761-LA-2100136	Open Matters Relating to *** Model 737-8 Aircraft	SA-5
UAL-PA-04761-LA-2100718	Special Matters Relating to *** 737-9 Aircraft	SA-5

UAL-PA-04761	Table of Contents, Page 3 of 4	SA-5

BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	September 25, 2018
Supplemental Agreement No. 2	December 12, 2018
Supplemental Agreement No. 3	March 20, 2020
Supplemental Agreement No. 4	June 30, 2020
Supplemental Agreement No. 5	February 26, 2021

UAL-PA-04761	Table of Contents, Page 4 of 4	SA-5

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04761

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Aircraft	*** Delivery Month	Target Delivery Month		***	Manufacturer Serial Number	*** Forecast	Actual or Nominal Delivery *** *	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
			Number of	Factor				*** Base	***	***	***	***
			Aircraft	(Airframe)				Price Per A/P
***	***	***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:		***

UAL-PA-03776 APR: 116651		737-*** Aircraft
	Boeing / United Airlines, Inc. Proprietary	Table 1, SA-5, Page 1

Table 1 To Purchase Agreement No. 04761

737-*** Aircraft Delivery, Description, Price and ***

# of Aircraft	*** Delivery Month	Target Delivery Month		***	Manufacturer Serial Number	*** Forecast	Actual or Nominal Delivery *** *	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
			Number of	Factor				*** Base	***	***	***	***
			Aircraft	(Airframe)				Price Per A/P

*	Nominal delivery *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-10 Aircraft", as may be subsequently amended.

Note: Serial Numbers above are provided as guidance only and are subject to change until delivery.

^ - ***

+ - ***

UAL-PA-03776 APR: 116651		737-*** Aircraft
	Boeing / United Airlines, Inc. Proprietary	Table 1, SA-5, Page 2

Table 1 To Purchase Agreement No. 04761

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Aircraft	Delivery Date		***	Manufacturer Serial Number	Subject of Letter No. UAL-PA-03776-LA- 1802280?	Actual or Nominal Delivery *** *	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
		Number of	Factor				*** Base	***	***	***	***
		Aircraft	(Airframe)				Price Per A/P
***	***	***	***	***	***	***	$***	$***	$***	$***	$***
Total in this Table:		***

*	Nominal delivery *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-9 and 737-10 Aircraft", including successors thereof.

Note: Serial Numbers are provided as guidance only and are subject to change.

^ - ***

+ - ***

***

UAL-PA-03776 APR: 116651		737-*** Aircraft
	Boeing / United Airlines, Inc. Proprietary	Table 1, SA-5, Page 3

Table 1 To Purchase Agreement No. 04761

*** 737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***
Deposit per Aircraft:		$***

# of Aircraft	Delivery Date		***	Manufacturer Serial Number	Actual or Nominal Delivery *** *	Escalation ***	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
		Number of	Factor			*** Base	***	***	***	***
		Aircraft	(Airframe)			Price Per A/P
***	***	***	***	***	***	$***	$***	$***	$***	$***
Total in this Table:		***

*	Nominal delivery *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-9 and 737-10 Aircraft", including successors thereof.

Note: Serial Numbers are provided as guidance only and are subject to change.

^ - ***

+ - ***

UAL-PA-03776 APR: 116651		737-*** Aircraft
	Boeing / United Airlines, Inc. Proprietary	Table 1, SA-5, Page 4

Table 1 To Purchase Agreement No. 04761

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Aircraft	Delivery Date		***	Manufacturer Serial Number	Actual or Nominal Delivery *** *	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
		Number of	Factor			*** Base	***	***	***	***
		Aircraft	(Airframe)			Price Per A/P
***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

*	Nominal delivery *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-9 and 737-10 Aircraft", including successors thereof.

Note: Serial Numbers above are provided as guidance only and are subject to change until delivery.

^ - ***

+ - ***

UAL-PA-03776 APR: 116651		737-*** Aircraft
	Boeing / United Airlines, Inc. Proprietary	Table 1, SA-5, Page 5

Table 1 to Purchase Agreement No. 04761

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Aircraft	*** Delivery Date	Target Delivery Date		***	Manufacturer Serial Number	Actual or Nominal Delivery *** *	*** Forecast	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
			Number of	Factor				*** Base	***	***	***	***
			Aircraft	(Airframe)				Price Per A/P
***	***	***	***	***	***	***	***	$***	$***	$***	$***	$***
		Total:	***
***

* Nominal *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-9 & 737-10 Aircraft", including successors thereof.

Note: Serial Numbers above are provided as guidance only and are subject to change until delivery.

^ - ***

+ - ***

***

UAL-PA-03776 APR: 116651		737-*** Aircraft
	Boeing / United Airlines, Inc. Proprietary	Table 1, SA-5, Page 6

Table 2 to Purchase Agreement No. 04761

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features: BEFORE Modifications		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Non-Refundable Deposit per Aircraft:		$***

^ - ***

+ - ***

Applicability pursuant to § 2.2 of Letter Agreement UAL-PA-04761-LA-2100136 entitled "Open Matters Relating to *** Model 737-*** Aircraft".

***

***	***

UAL-PA-04761 APR: 116598; Sec.2.2		737-*** Aircraft
	Boeing / United Airlines, Inc. Proprietary	SA-5, Table 2 : 737- *** Aircraft, Page 7

Table 2 to Purchase Agreement No. 04761

737-*** Aircraft Delivery, Description, Price and ***

Amounts below are illustrative projections for § 2.2 of LA UAL-PA-04761-LA-2100136: 737-*** Aircraft Delivery, Description, Price and ***

		***	*** Forecast	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
Delivery	Number of	Factor		*** Base	***	***	***	***
Date	Aircraft	(Airframe)		Price Per A/P
***	***	***	***	$***	$***	$***	$***	$***

UAL-PA-04761 APR: 116598; Sec.2.2		737-*** Aircraft
	Boeing / United Airlines, Inc. Proprietary	SA-5, Table 2 : 737- *** Aircraft, Page 8

Attachment A-1 to Letter Agreement No. UAL-PA-04761-LA-1807022R4

737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***		Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***		Airframe *** Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of *** Aircraft			***	*** Expiry		*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Delivery	Number of	Factor		Actual or Nominal	*** Base	***	***	***	***
	Date	Aircraft	(Airframe)		Delivery *** *	Price Per A/P
***	***	***	***	***	***	$***	$***	$***	$***	$***

	Total:	***

* Nominal *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-9 and 737-10 Aircraft", including successors thereof.

^ - ***

+ - ***

UAL-PA-04761-1807022R4 APR: 116651		SA-5, MAX ***
	Boeing / United Airlines, Inc. Proprietary	Att. A, Page 9

Exhibit 1 to UAL-PA-04761-LA-2100136: Block by Block Comparison of *** Aircraft to Customer’s 737-*** Aircraft

	B	C	D	E	F	G	H	I	j
2	ATA	*** Number	Title	***	***	***	***	***	***
3	***		***
4	***	***	***	***	***	***	***	***	***

Exhibit 1 to UAL-PA-04761-LA-2100136	BOEING PROPRIETARY	Page 10 of 10

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A to Purchase Agreement Number 04761

for 737-8 Aircraft

UAL-PA-04761-EXA 737-8 Aircraft	SA-5 Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is Boeing document number ***. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such ***.

UAL-PA-04761-EXA 737-8 Aircraft	SA-5 Page 2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

*** Number	*** Feature Description	Price / 737-8 Aircraft in *** $
***	***	$***
	***	$***
	GRAND TOTAL:	$***

UAL-PA-04761-EXA 737-8 Aircraft	SA-5 Page 3

BOEING/UNITED AIRLINES, INC. PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A to Purchase Agreement Number 04761

for 737-10 Aircraft ***

UAL-PA-04761-EXA 737-8 Aircraft ***	SA-5 Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-10 AIRCRAFT

***

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement UAL-PA-04761-LA-1801465R2 entitled “Open Matters 737-9 and 737-10 Aircraft”.

UAL-PA-04761-EXA 737-8 Aircraft ***	SA-5 Page 2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-04761-LA-1801465R2

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Open Matters 737-9 and 737-10 Aircraft

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801465R1.

Given the long period of time between Purchase Agreement signing and delivery of Customer’s first 737-10 Aircraft; the 737-9 Aircraft and the continued development of the 737 MAX program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the configuration of Customer’s Boeing Model 737-9 and the 737-10 aircraft develops as follows:

1.	Aircraft Delivery Schedule.

1.1        The scheduled delivery month of Customer’s *** 737-9 Aircraft are provided in Table 1 for the 737-9 Aircraft. The scheduled delivery month of the 737-10 Aircraft, as of the date of this Letter Agreement is listed in Table 1 of the Purchase Agreement for Customer’s standard configuration. The scheduled delivery month will be provided in Table 1 for Customer’s ***. Each of these three tables provides the delivery schedule in *** delivery windows consisting of a nominal delivery month (Nominal Delivery Month) ***. No later than *** prior to Nominal Delivery Month of Customer’s first 737-9 Aircraft and first 737-10 Aircraft, as applicable, in each calendar year, Boeing will provide *** for each Aircraft with a Nominal Delivery Month in such calendar year.

1.2          Customer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such reviews and discussions, Boeing will use commercially reasonable efforts to meet Customer’s fleet needs when providing the notices required by Article 1.1. Such notices provided by Boeing will constitute an amendment to the applicable Table 1 of the Purchase Agreement. The amended applicable Table 1 shall be the scheduled delivery positions for the purposes of applying all provisions of the Purchase Agreements, including without limitation the BFE on-dock dates, and the ***.

UAL-PA-04761-LA-1801465R2 Open Matters	SA-5 Page 1

BOEING/ UNITED AIRLINES, INC. PROPRIETARY

2.	Aircraft Configuration.

2.1         The initial configuration of Customer's Model 737-10 Aircraft has been defined by Boeing 737-7, 737-8, 737-8200, 737-9, 737-10 Airplane Description Document No. *** dated *** as described in Article 1 and Exhibit A of the Purchase Agreement (Initial Configuration). Final configuration of the 737-9 Aircraft and 737-10 Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation in accordance with the following schedule:

2.1.1      For the 737-9, and *** configurations of the 737-10 Aircraft, Boeing has provided Customer with Customer *** packages and Customer has provided its ***.

2.1.2       Within *** following Final Configuration of the applicable Aircraft, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1.2.1 Changes applicable to the 737-9 and 737-10 aircraft, as applicable, which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration for Customer’s *** 737-9 configuration and *** 737-10 configurations;

2.1.2.2 Incorporation into the applicable Exhibit A of the Purchase Agreement, by written amendment, those *** features which have been agreed to by Customer and Boeing (Customer Configuration Changes);

2.1.2.3 Revisions to the applicable Supplemental Exhibit BFE1 to reflect the selection dates and on-dock dates of BFE;

2.1.2.4 Changes to the *** Features Prices, and Aircraft Basic Price to adjust for the difference, if any, between the prices estimated in the applicable Table 1 of the Purchase Agreement for *** features reflected in the Aircraft Basic Price and the actual prices of the *** features reflected in the Customer Configuration Changes.

3.	Special Provisions for the 737-10 Aircraft ***.

***

4.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

UAL-PA-04761-LA-1801465R2 Open Matters	SA-5 Page 2

BOEING/ UNITED AIRLINES, INC. PROPRIETARY

5.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	February 26, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President Finance and Chief Financial Officer

UAL-PA-04761-LA-1801465R2 Open Matters	SA-5 Page 3

BOEING/ UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801466

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Seller Purchased Equipment

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	General.

Seller Purchased Equipment (SPE) is BFE that Boeing purchases for Customer and that is identified as SPE in the Detail Specification for the Aircraft.

2.	Customer Responsibilities.

2.1.         Supplier Selection.

***

2.2.         Supplier Agreements. Customer will enter into initial agreements with the selected suppliers within *** days after the selection date(s) for the supplier to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM). Customer will enter into final agreements with selected suppliers for the following additional provisions in accordance with the supplier agreement date(s) within *** days of the ITCM or as otherwise identified by Boeing:

***

2.3.         Configuration Requirements. Customer will meet with Boeing and such selected SPE suppliers in the ITCM and any other scheduled meetings in order to:

***

UAL-PA-04761-LA-1801466	SA-5
Seller Purchased Equipment	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.	Boeing Responsibilities.

3.1.         Supplier Selection.

3.1.1.            Bidder's List. For information purposes, Boeing will submit to Customer a bidder's list of existing suppliers ***.

3.1.2.            Request for Quotation (RFQ). Approximately *** days prior to the supplier selection date(s), Boeing will issue its RFQ inviting potential bidders to submit bids for *** within *** days of the selection date.

3.1.3.            Bidders Summary. Not later than *** days prior to the supplier selection date(s), Boeing will submit to Customer a summary of the bidders from which to choose a supplier ***. The summary is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

3.2.         Additional Boeing responsibilities:

***

4.	IFE/CCS Software.

IFE/CCS may contain software of the following two types:

4.1.         Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

4.2.         Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.

***

5.	Price.

***

6.	Changes.

After Customer’s acceptance of this Letter Agreement, any changes to the Aircraft SPE configuration may only be made by and between Boeing and the SPE suppliers at Customer’s request. Customer requested changes to the SPE after execution of this Letter Agreement shall be made by Customer in writing directly to Boeing for approval and for coordination by Boeing with the SPE supplier. ***

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Execution Version SA-5 to 737 Purchase Agreement No. 04761, Page 42 of 114

7.	Proprietary Rights.

Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

8.	Remedies.

8.1.         If Customer does not perform its obligations as provided in this Letter Agreement, in addition to any other remedies which Boeing may have by contract or under law, Boeing may:

***

8.2.         Additionally, if Customer does not perform its obligations as provided in this Letter Agreement and such non-performance causes the delivery of SPE seats to not support the delivery of the Aircraft in its scheduled delivery month, Customer agrees that:

***

9.	Title and Risk of Loss.

Title and risk of loss of the SPE will remain with Boeing until the Aircraft is delivered to Customer.

10.	Customer's Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

11.	Definition.

For purposes of the above indemnity, the term Boeing includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY
Execution Version SA-5 to 737 Purchase Agreement No. 04761, Page 42 of 114

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

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Seller Purchased Equipment	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY
Execution Version SA-5 to 737 Purchase Agreement No. 04761, Page 42 of 114

ACCEPTED AND AGREED TO this

Date:	February 26, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

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Seller Purchased Equipment	Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY
Execution Version SA-5 to 737 Purchase Agreement No. 04761, Page 42 of 114

Attachment A

1.	Supplier Selection.

Customer will:

1.1.            Select and notify Boeing of the suppliers and part numbers of the following SPE items by the following dates:

***	***

Attachment A to UAL-PA-04761-LA-1801466	SA-5
Seller Purchased Equipment	Page 1 of 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801467R3

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters – MAX Aircraft

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801467R2.

1.            ***

1.1           737-10 ***.

At the time of delivery of each 737-10 Aircraft, Boeing *** to Customer a *** which shall equal *** (737-10 ***).

1.2           ***

1.3           737-9 Aircraft ***.

***

1.4           737-9 Aircraft ***.

At the time of delivery of each 737-9 Aircraft, Boeing *** to Customer a *** in an *** (737-9***). Boeing represents that the *** of this 737-9 *** is consistent with the terms of Letter Agreement 6-1162-KKT-080, as amended.

1.5           737-8 Aircraft ***.

***

1.6           737-8 ***.

***

UAL-PA-04761-LA-1801467R3	SA-5
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BOEING I UNITED AIRLINES PROPRIETARY

1.7           *** 737-8 ***.

***

2.            ***

Unless otherwise noted, the amounts of the *** stated in (i) Paragraphs 1.1 through 1.2 *** are in *** for 737-10 Aircraft; and (i)  Paragraphs 1.3 through 1.7 *** are in *** for 737-8 and 737-9 Aircraft. The *** will be ***

3.            737 ***.

***

4.            Supplier Diversity.

Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.

5.            Assignment.

Unless otherwise noted herein, the *** described in this Letter Agreement are provided as a *** to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. For purposes of the ***.

6.            Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801467R3	SA-5
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BOEING I UNITED AIRLINES PROPRIETARY
Execution Version SA-5 to 737 Purchase Agreement No. 04761, Page 48 of 114

ACCEPTED AND AGREED TO this

Date:	February 26, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1801467R3	SA-5
Special Matters	Page 3
BOEING I UNITED AIRLINES PROPRIETARY
Execution Version SA-5 to 737 Purchase Agreement No. 04761, Page 48 of 114

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-04761-LA-1801469R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	***

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801469 dated May 15, 2018.

Subject to the terms, provisions, and conditions described herein, ***

1.            Customer's ***.

Boeing *** Customer, *** as described in paragraph 3 below, *** for the respective model type. The Effective Date of such *** shall be the date that *** to Customer, unless otherwise mutually agreed to. *** not later than *** after receipt of Customer's written request.

2.            ***

At the time of delivery of each Covered Aircraft, or *** after delivery of a Covered Aircraft, ***. Such *** shall be ***, identifying the Covered Aircraft Manufacturer's Serial Number (MSN), the delivery date and the Effective Date of the ***.

3.            ***

Customer shall *** in accordance with either the *** set forth below, at Customer's option.

***

UAL-PA-04761-LA-1801469R1	SA-5

***	Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

4.            ***

5.            Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801469R1	SA-5

***	Page 2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 26, 2021

UNITED AIRLINES, INC.

By:	Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

Attachment A to Letter Agreement UAL-PA-04761-LA-1801469R1

Date:      ____________________

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Attention:	Technical Department

Reference:	Letter Agreement UAL-PA-04761-LA-1801469R1 to Purchase Agreement 04761 ***

Very truly yours,

THE BOEING COMPANY

By:	Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801469R1	SA-5

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BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment A: ***

***

Attachment A to UAL-PA-04761-LA-1801469R1	SA-5

***	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B to Letter Agreement UAL-PA-04761-LA-1801469R1

***

Attachment A to UAL-PA-04761-LA-1801469R1	SA-5

***	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1807022R4

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Aircraft – 737-***

Reference:	Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1807022R3 dated June 30, 2020.

1.            *** Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in both Table 1’s to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the *** Model 737-*** aircraft as *** aircraft (*** Aircraft).

2.            Delivery.

The number of aircraft and delivery months are listed in Attachment A-1 (Attachment A) to this Letter Agreement. The scheduled delivery position of each *** Aircraft listed in Attachment A provides the delivery schedule in *** consisting of a nominal delivery month (Nominal Delivery Month) ***. No later than *** Nominal Delivery Month of Customer’s first *** Aircraft in each calendar year, Boeing will provide written notice with a *** Attachment A of the scheduled delivery month for each *** Aircraft with a Nominal Delivery Month in such calendar year.

3.            Configuration.

3.1            Subject to the provisions of Article 3.2, below, the configuration for the *** Aircraft will be the Detail Specification for Boeing Model 737-*** aircraft, at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification *** applicable to the Detail Specification that are developed by Boeing between the *** (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2            Subject to ***, the *** Aircraft ***, provided that it can achieve the *** which would result pursuant to the provisions of Article 3.1.

UAL-PA-04761-LA-1807022R4	SA-5

*** Aircraft – 737-***	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.            Price.

4.1            The Airframe Price and *** Features Prices for each of the *** Aircraft is identified in Attachment A to this Letter Agreement.  ***.

4.2            The Airframe Price, *** Features Prices, and Aircraft Basic Price for each of the *** Aircraft shall *** in accordance with the terms set forth in ***.

4.3            The *** Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

5.            Payment.

5.1            ***

5.2            Notwithstanding the amount shown in Attachment A, the *** Deposit will be *** for each *** Aircraft.

5.3            At Definitive Agreement for the *** Aircraft, *** will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the *** Aircraft will be paid at the time of delivery.

6.            ***

6.1            Customer may *** by giving written notice to Boeing on or before the date ***.

6.2            After receipt of Customer’s ***.

6.3            ***

7.            Definitive Agreement.

Following Customer’s *** the parties will sign a definitive agreement for the purchase of such *** Aircraft (Definitive Agreement) within ***. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within ***, either party ***. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing will ***.

8.            Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

UAL-PA-04761-LA-1807022R4	SA-5

*** – 737-***	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

9.            Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1807022R4	SA-5

*** – 737-***	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 26, 2020

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1807022R4	SA-5

*** – 737-***	Page 4

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-2100095

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Matters for the 737-8 *** Aircraft (*** Aircraft)

References:	1)	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and

2)	Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of the AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the *** Aircraft.

***

*** will be due on the ***. In the event that ***.

3.            *** Rights.

3.1            Customer agrees that ***.

3.2            In the event Boeing *** to Boeing pursuant to Article 3.1, absent instruction from Boeing to the contrary, Customer shall, *** under the Purchase Agreement as amended by this Letter Agreement. Customer will ***.

3.3            For all purposes of this paragraph 3, including without limitation, notice, *** or any other application, ***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

4.            Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

UAL-PA-04761-LA-2100095	SA-5
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

5.            Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger
Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	February 26, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-2100095	SA-5
*** Matters	Page 2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-LA-2100096

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Certain Special Matters for the 737-8 *** Aircraft (*** Aircraft)

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            ***

At the time of delivery of each such *** Aircraft, unless otherwise noted, Boeing will provide to Customer the following ***:

***	***
***	$***

2.            ***

3.            Applicability of Certain Letter Agreements to *** Aircraft.

The terms of the Letter Agreements in the following table shall apply to each *** Aircraft with the defined term “Aircraft” being deemed to be replaced with the defined term “*** Aircraft”. If Boeing or Customer determines that the references and deemed inclusions described in this Section 3 should be further amended, then Boeing and Customer will work together for a mutually agreeable solution.

UAL-PA-04761-LA-LA-2100096	SA-5
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BOEING / UNITED AIRLINES PROPRIETARY

Letter Agreement Applying to *** Aircraft
3.1 *** pursuant to Letter Agreement UAL-PA-04761-LA-1801469R1
3.2 *** pursuant to Letter Agreement UAL-PA-04761-LA-1801474
3.3 Assignment pursuant to Letter Agreement UAL-PA-04761-LA-1801472

4.            Assignment.

Unless otherwise noted herein, the *** described in this Letter Agreement ***. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***.

5.            Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-LA-2100096	SA-5
Special Matters	Page 2

BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 26, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-LA-2100096	SA-5
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BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-2100136

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Open Matters Relating to *** Model 737-8 Aircraft

Reference:	(1)	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and

(2)	Aircraft General Terms Agreement between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) identified as AGTA-CAL (AGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement or the AGTA, as the context requires.

1.            Background.

Given timing and nature of the Parties’ agreement related to the purchase of *** 737-8 Aircraft with *** (*** Aircraft), the Parties agree and hereby acknowledge that certain elements have not been defined. Therefore, Boeing and Customer agree to work together as *** Aircraft delivery program develops as related herein.

2.            Configuration Revisions.

2.1          The following configuration items will be incorporated onto the *** Aircraft prior to actions under Section 2.2 herein.

***

* -The terms of Letter Agreement UAL-PA-04761-LA-1801469 will apply to each *** Aircraft.

2.2            ***

2.3          To the extent Customer requests further changes that are in addition to the Modification changes to the *** Aircraft under Section 2.2 of this Letter Agreement, such further changes will be subject to *** between Customer and Boeing.

3.            Amendment for *** Aircraft Elements.

Boeing will provide a written amendment to the Purchase Agreement (Amendment). Customer will execute an Amendment to address the items below:

3.1          On or before *** Boeing will provide a revised Table 1 for the *** Aircraft which will specify the scheduled delivery month of each of the *** Aircraft in place of the Table 2 to the Purchase Agreement. Such replacement Table 1 will take into account the scheduled delivery requirements set forth in Table 2 in effect at the date of this Letter Agreement.

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BOEING / UNITED AIRLINES PROPRIETARY

3.2          Additionally, the parties will execute any other additional letter agreements or exhibits or supplemental exhibits that the parties deem necessary to deliver the *** Aircraft to Customer in such Amendment or in a subsequent Amendment.

4.            Buyer Furnished Equipment.

Exhibit A, “Buyer Furnished Equipment Provisions Document”, to the AGTA will fully govern the responsibilities and obligations of the Parties for BFE identified in the ***.

5.            Assignment.

Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the right and obligations described in this Letter Agreement arc provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6.            Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2100136	SA-5
Open Matters Relating to *** Model 737-8 Aircraft	Page 2

BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 26, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-2100136	SA-5
Open Matters Relating to *** Model 737-8 Aircraft	Page 3

BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-2100718

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Certain Special Matters for the *** Aircraft

Reference:	Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            Definitions.

*** Aircraft means the *** Aircraft comprised of

***

2.            *** for the *** 737-9 Aircraft.

In addition to the *** specified in Sections 1.3 and 1.4 of Letter Agreement UAL-PA-04761-LA-1801467R3 titled “Special Matters - MAX Aircraft”, at the time of delivery Boeing shall ***.

3.            *** Provisions for the *** 737-10 Aircraft.

3.1            In addition to the *** specified in Section 1.1 of Letter Agreement UAL-PA-04761-LA-1801467R3 titled “Special Matters - MAX Aircraft”, each *** 737-10 Aircraft ***.

***

4.            Assignment.

Unless otherwise noted herein, the *** described in this Letter Agreement are provided as *** to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. For purposes of the ***.

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BOEING / UNITED AIRLINES PROPRIETARY

5.            Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

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BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 26, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

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BOEING / UNITED AIRLINES PROPRIETARY